SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                (Amendment No.  )


Filed by the Registrant                       [x]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [x]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Hemagen Diagnostics, Inc.
  ---------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


  ---------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [x]   No fee required
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         0-11.
         (1)   Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------
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               pursuant to Exchange Act Rule 0-11 (Set forth the amount on which
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   [ ]   Check box if any part of the fee is offset as provided by Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)   Amount previously paid:

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                          HEMAGEN DIAGNOSTICS, INC.
                              40 Bear Hill Road
                        Waltham, Massachusetts 02451


DEAR STOCKHOLDER:

       You are cordially invited to attend the Annual Meeting of Stockholders of Hemagen Diagnostics, Inc. (the "Corporation") to be held on Tuesday, March 16, 1999 at 10:00 a.m. at the DoubleTree Guest Suites, 550 Winter Street, Waltham, Massachusetts 02451.

      At the Annual Meeting, you will be asked to elect two Directors of the Corporation and to ratify the selection of the Corporation's independent accountants.

      Details of the matters to be considered at the Annual Meeting are contained in the Proxy Statement that we urge you to consider carefully.

      Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return your Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your Proxy.



                                       Sincerely,




                                       CARL FRANZBLAU
                                       Chairman of the Board of Directors

Waltham, Massachusetts
January 21, 1999


                          HEMAGEN DIAGNOSTICS, INC.
                              40 Bear Hill Road
                        Waltham, Massachusetts 02451


                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Hemagen Diagnostics, Inc. (the "Corporation"), a Delaware corporation, will be held on Tuesday, March 16, 1999 at 10:00 a.m. at the DoubleTree Guest Suites, 550 Winter Street, Waltham, Massachusetts 02451 for the following purposes:

1. To elect two members of the Board of Directors for three-year terms expiring at the 2002 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2. To ratify the selection of BDO Seidman, LLP as independent accountants for the Corporation for the fiscal year ending September 30, 1999;

3. To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any adjournment or adjournments thereof.

      The Board of Directors has fixed the close of business on January 15, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment or adjournments thereof.

      We hope that all stockholders will be able to attend the meeting in person. In order to assure that a quorum is present at the March 16th meeting, please date, sign and promptly return the enclosed Proxy whether or not you expect to attend the meeting. A postage-prepaid envelope, addressed to the Corporation's Transfer Agent, has been enclosed for your convenience. If you attend the meeting, your Proxy will, at your request, be returned to you and you may vote your shares in person.

By Order of the Board of Directors


Carl Franzblau
Secretary

Waltham, Massachusetts
January 21, 1999


                          HEMAGEN DIAGNOSTICS, INC.
                              40 Bear Hill Road
                        Waltham, Massachusetts 02451

                              January 21, 1999

                           _______________________

                               PROXY STATEMENT
                           ________________________

      The enclosed Proxy is solicited by the Board of Directors of HEMAGEN DIAGNOSTICS, INC. (the "Corporation") for use at the Annual Meeting of Stockholders. This meeting will be held at the DoubleTree Guest Suites, 550 Winter Street, Waltham, Massachusetts 02451, at 10:00 a.m. on Tuesday, March 16, 1999, and at any adjournment or adjournments thereof.

      Stockholders of record at the close of business on January 15, 1999, will be entitled to vote at the meeting or any adjournment thereof. On that date, 7,851,890 shares of Common Stock, $.01 par value per share, ("Common Stock") of the Corporation were issued and outstanding. There are no other outstanding voting securities of the Corporation.

      Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to stockholders at the meeting. A quorum for the meeting is a majority of the shares outstanding. The election of Directors will be determined by a plurality of the votes cast. The other proposals to be voted upon by the stockholders of the Corporation require the votes of a majority of the Common Stock present at the meeting for passage. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted in tabulation of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

      The Directors and officers of the Corporation as a group own or may be deemed to control approximately 19.7% of the outstanding shares of Common Stock of the Corporation. Each of the Directors and officers has indicated his intent to vote all shares of Common Stock owned or controlled by him in favor of each item set forth herein.

      Execution of a Proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. The Proxy may be revoked at any time before it is exercised by written notice to the Corporation's Secretary prior to the Annual Meeting, or by giving to the Corporation's Secretary a duly executed Proxy bearing a later date than the Proxy being revoked at any time before such Proxy is voted, or by appearing at the Annual Meeting and voting in person. The shares of Common Stock represented by all properly executed Proxies received in time for the Annual Meeting will be voted as specified therein. In the absence of a special notice, shares of Common Stock will be voted in favor of the election of Directors of those persons named in the Proxy Statement and in favor of all other items set forth herein.

      The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be taken, such shares of Common Stock represented by all Proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the Proxies. The Board of Directors knows of no matter to be acted upon at the Annual Meeting that would give rise to appraisal rights for dissenting security-holders.

      An annual report containing financial statements for the Corporation's fiscal year ended September 30, 1998 is being mailed herewith to all stockholders entitled to vote. This Proxy Statement and the accompanying Proxy were first mailed to stockholders on or about January 21, 1999.

                                 ITEM NO. 1

                            ELECTION OF DIRECTORS

      The Corporation's Board of Directors is divided into three classes. Directors constituting approximately one-third of the Board of Directors are elected annually for a period of three years at the Corporation's Annual Meeting of Stockholders to serve until their successors are duly elected by the stockholders. Due to the death of Dr. Sandson, Mr. Paul N. Fruitt was duly voted to take Dr. Sandson's seat on the Board of Directors on December 9, 1998. The terms of Mr. Fruitt and Mr. Smith expire in 1999 and the terms of Dr. Cohen and Mr. Gilbert expire in 2000 and the terms of Dr. Franzblau and Dr. de Oliveira expire in 2001 A classified Board of Directors could discourage, delay or prevent a takeover or change of control of the Corporation. Vacancies and newly created directorships resulting from any increase in the number of authorized Directors may be filled by a majority vote of Directors then in office. Officers are elected by and serve at the pleasure of the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

      Shares represented by all Proxies received by the Board of Directors and not so marked as to withhold authority to vote for Mr. Fruitt and Mr. Smith will be voted (unless either Mr. Fruitt or Mr. Smith is unable or unwilling to serve) for the election of Mr. Fruitt and Mr. Smith. The Board of Directors knows of no reason why Mr. Fruitt and Mr. Smith should be unwilling to serve, but if such should be the case, Proxies will be voted for the election of some other person or for fixing the number of Directors at a lesser number.

      The following table sets forth the ages of and positions and offices presently held by each Director and nominee with the Corporation.


      Name                       Age          Position
      ----                       ---          --------

Carl Franzblau, Ph.D.            64    Chairman of the Board of Directors,
President,
                                       CEO and Secretary
Ricardo M. de Oliveira, M.D.     47    Vice President of Research and
                                       Development, and Director
Alan S. Cohen, M.D.              72    Director
Lawrence Gilbert                 66    Director
Charles W. Smith                 67    Director
Paul N. Fruitt                   67    Director


      Each of the Corporation's Directors has served in such capacity since the Corporation's inception except for Mr. Paul N. Fruitt who was duly voted by the Board to take Dr. Sandson's seat.

      The Corporation established an Executive Committee, an Audit Committee and a Compensation Committee of the Board of Directors on March 16, 1993. On December 9, 1998 Dr. Cohen was duly voted into office as a member of the Executive Committee. Other members of the Executive Committee are Dr. Franzblau and Dr. de Oliveira. The Executive Committee is authorized to take any action that the Board of Directors is authorized to act upon with the exception of the issuance of stock, the sale of all or substantially all of the Corporation's assets and any other significant corporate transactions.

      Members of the Audit Committee are Mr. Smith and Mr. Gilbert. The Audit Committee is concerned primarily with recommending the selection of the Corporation's independent accountants and reviewing the effectiveness of the Corporation's accounting policies and practices, financial reporting and internal controls. The Audit Committee reviews the scope of audit coverage, the fees charged by the accountants, and internal control systems.

      The Compensation Committee consists of Dr. Franzblau and two independent outside Directors, Dr. Cohen and Mr. Gilbert. Mr. Gilbert was duly voted in on the Compensation Committee. The Compensation Committee was established to set and administer the policies that govern annual compensation for the Corporation's executives.

      The Corporation does not have a standing nominating committee or a committee performing similar functions.

      During the year ended September 30, 1998 members of the Executive Committee, Audit Committee and Compensation Committee did not meet as separate committees. Instead, during such time, the Board of Directors, as a whole, addressed the policies and issues related to the functions of the Executive, Audit and Compensation Committees.

      The Board of Directors met four times during the year ended September 30, 1998. All of the Directors attended 100% of the meetings of the Board of Directors except for Dr. Ricardo de Oliveira who attended none of the meetings of the Board of Directors and Dr. John Sandson who attended three of the meetings of the Board of Directors during the year ended September 30, 1998.

      In fiscal 1998, the Corporation compensated each of its four non-management Directors six thousand dollars ($6,000.00) plus actual travel expenses up to $500 for each Board meeting attended. As of October 1997, the Corporation has paid its non-management Directors a cash fee of six thousand dollars ($6,000.00) plus actual travel expenses up to $500 for each Board meeting attended. Drs. Franzblau and de Oliveira receive no compensation for their services as Directors.

      Carl Franzblau and Myrna Franzblau, the Corporation's Treasurer, are husband and wife. William Franzblau, Esq., Chief Financial Officer and General Counsel, is the son of Carl Franzblau and Myrna Franzblau. Scott Weiss, VP, Marketing and Sales, is the son-in-law of Carl Franzblau and Myrna Franzblau. Except for Dr. and Mrs. Franzblau and William Franzblau and Scott Weiss, no Director or executive officer is related by blood, marriage or adoption to any other Director or executive officer.

Background

      The principal occupations during the past five years of each of the Corporation's Directors and nominees for Directors are as follows:

      Carl Franzblau, Ph.D. has served as Chairman of the Board of Directors, Chief Executive Officer and President of the Corporation since its inception. For more than the past five years, Dr. Franzblau has served as a Professor and Chairman of the Biochemistry Department and Associate Dean for Graduate Affairs at the Boston University School of Medicine. Dr. Franzblau received his Bachelor of Science degree in Chemistry from the University of Michigan and his Ph.D. in Biochemistry from the Albert Einstein College of Medicine. Dr. Franzblau is the husband of Myrna Franzblau, the Corporation's Treasurer.

      Ricardo M. de Oliveira, M.D. has been the Vice President of Research and Development and a Director of the Corporation since its inception. From 1980 through 1990, Dr. de Oliveira was a Professor at the University of Sao Paulo in Brazil. Dr. de Oliveira is also the Director of Clinical Pathology at the Cancer Hospital of Sao Paulo, Brazil. Dr. de Oliveira received his M.D. degree from the Faculdade de Ciencias Medicas da Santa Casa de Sao Paulo in Brazil.

      Alan S. Cohen, M.D. has served as a Director of the Corporation since its inception. Dr. Cohen has been employed by the Boston University School of Medicine as a Professor of Medicine since 1968 and a Professor of Pharmacology since 1974. Dr. Cohen is Editor-in-Chief of the International Journal of Amyloid. Dr. Cohen served as the Director of the Arthritis Center of Boston University from 1976 to 1994. From 1972 to 1992, Dr. Cohen served as Chief of Medicine of Boston City Hospital. Dr. Cohen is a past president of the American College of Rheumatology. Dr. Cohen received his Bachelor of Arts degree from Harvard College and his M.D. degree from the Boston University School of Medicine.

      Lawrence Gilbert has served as a Director of the Corporation since its inception and served as Clerk of the Corporation from its inception until 1988. From 1987 until 1995, Mr. Gilbert served as the Director of Patent and Technology Administration for Boston University. Since 1995, Mr. Gilbert has been the Director of Technology Transfer for the California Institute of Technology in Pasadena, California. Mr. Gilbert received his Bachelor of Arts degree from Brandeis University, his Bachelor of Foreign Trade from the American Institute of Foreign Trade and a J.D. degree from Suffolk University Law School.

      Paul N. Fruitt had been employed by the Gillette Company until his retirement in 1996. He has many years experience in market research as well as in strategic business planning. Mr. Fruitt served as Vice President of corporate planning for 27 years at the Gillette Company. He is currently a member of the Board of the Board of Overseers of Brandeis University's Graduate School of International Economics and Finance, and also serves on the Board of Overseers of the Newton-Wellesley Hospital.. Mr. Fruitt is a graduate of Harvard College.

      Charles W. Smith has served as a Director of the Corporation since its inception. From 1984 through 1989, Mr. Smith served as a Senior Vice President of Boston University. From 1983 through June 1992, Mr. Smith also served as the Treasurer and on the Board of Trustees of Boston University. Mr. Smith attended Metropolitan College in England and is a fellow of the Institute of Chartered Accountants in England and Wales.

Executive Officers

      The executive officers of the Corporation, their ages and positions held in the Corporation are as follows:


      Name                     Age                Position
      ----                     ---                --------

Carl Franzblau, Ph.D            64    Chairman of the Board of Directors,
                                      Chief Executive Officer,
                                      President and Secretary
William Franzblau, Esq.         36    Chief  Financial Officer and General Counsel
Ricardo M. de Oliveira, M.D.    47    Vice President of Research and Development,
                                      and Director
Myrna Franzblau                 61    Treasurer


      The following is a brief summary of the background of each executive officer of the Corporation, other than Drs. Franzblau and de Oliveira, whose backgrounds are summarized above.

      Myrna Franzblau has been the Corporation's Treasurer and Director of Human Resources since its inception. Mrs. Franzblau received her Bachelor of Arts from Brooklyn College and her Master's degree from Boston University. Mrs. Franzblau is the wife of Carl Franzblau, the Corporation's President.

      William Franzblau has served as the Corporation's Chief Financial Officer since March 1996. Since 1993, Mr. Franzblau has been general counsel for the Corporation. Mr. Franzblau received his Bachelor of Arts degree, in 1984, his J.D.degree in 1987 and his LLM degree in taxation in 1990 from Boston University.

                            CERTAIN TRANSACTIONS

      During 1993, the Corporation acquired a 51% interest in Hemagen Diagnosticos, Comercio, Importacao e Exportacao, Ltda., a Brazilian limited liability company ("HDC"), that had been 100% beneficially-owned by Dr. Ricardo M. de Oliveira, the Corporation's Vice President of Research and Development and a Director of the Corporation. The Corporation purchased its interest in HDC in exchange for the forgiveness of a $25,000 advance to HDC that was outstanding as of September 30, 1992. The Corporation loaned HDC $185,500, $100,000 and $50,000 in August 1994, November 1993 and August
1993, respectively, to renovate, equip and operate a new manufacturing facility in Sao Paulo, Brazil. This indebtedness is evidenced by three five-year promissory notes, each with interest payable quarterly at the rate of approximately 12% per annum.

      On August 14, 1998, the Corporation entered into an Asset Purchase Agreement with Dade Behring Inc. for the purchase of certain assets related to a product line sold under the trade name Analyst(R). The transaction closed on September 1, 1998. The Analyst(R) product line consists primarily of the Analyst(R) benchtop clinical chemistry system and the related consumables which are used for both human and veterinary medical diagnostic testing. The assets included accounts receivable, inventory, equipment, and certain intellectual property. The Company agreed to assume certain of Dade's liabilities including accounts payable, service contracts and warranty obligations. Pursuant to the Agreement and the related documents executed by the parties, Dade will continue to manufacture the products under a separate manufacturing agreement for a period of up to thirty-six months while the Company transitions the manufacturing operations to its facility located in Columbia, Maryland. The Company intends to have the instruments manufactured by Dade or some other suitable third party in the foreseeable future.

      Under the Agreement, at the closing of the transaction, the Company paid $3,500,000 in cash and issued a non-interest bearing promissory note to Dade in the amount of $1,250,000. Under the terms of the Note, the company agrees to pay Dade in full, on or before September 1, 2000. The Note is subject to adjustment due to changes in the net current asset values of the transferred assets. The Company has also agreed to pay Dade a royalty on the sales of certain consumables for use with the Analyst(R) Instrument.

      The Company financed the acquisition using $3,500,000 in proceeds from a $5,000,000 revolving credit line from BankBoston, N.A., which is secured by all the assets of the Company and its Subsidiaries.

                  BENEFICIAL OWNERSHIP OF VOTING SECURITIES

      The following table sets forth, as of January 15, 1999, certain information concerning stock ownership of the Corporation by (i) each person who is known by the Corporation to own beneficially 5% or more of the Corporation's Common Stock, (ii) each of the Corporation's Directors, and
(iii) all Directors and officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.


                                                  Number of Shares
         Name and Address                          of Common Stock         Percentage
      of Beneficial Owner(1)                    Beneficially Owned(2)    of Class (2)(3)
      ----------------------                    ---------------------    ---------------

Carl Franzblau, Ph.D. and Myrna Franzblau(4)            739,021                9.4%
Ricardo M. de Oliveira, M.D.(5)                         385,684                4.9%
Alan S. Cohen, M.D.                                     148,705                1.9%
Lawrence Gilbert(6)                                     118,687                1.5%
Charles W. Smith                                        146,659                1.9%
Paul N. Fruitt                                            3,000                0.0%
All Directors & Officers
 as a Group( 8persons)(7)                             1,646,646               21.0%

<F1>  The addresses for all of the named individuals is c/o Hemagen
Diagnostics, Inc., 40 Bear Hill Road, Waltham, Massachusetts 02451.

<F2>  Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

<F3>  Except to the extent stated in Note 7 below, the percentage ownership of such individual or group does not include up to 1,000,000 shares of Common
Stock reserved for issuance pursuant to stock options that have been or may be granted under the Corporation's 1992 Stock Option Plan. To date, options to purchase 566,175 shares have been granted pursuant to this plan with an average exercise price of $1.64 per share.

<F4>  Includes 364,510 shares owned by Dr. Franzblau, 314,511 shares owned by
Mrs. Franzblau. Also includes 20,000 stock options granted to Dr. Franzblau and 40,000 stock options granted to Myrna Franzblau under the Corporation's
1992 Stock Option Plan.

<F5>  Includes 40,014 shares owned by Dr. de Oliveira's spouse and 10,000 stock options granted under the Corporation's 1992 Stock Option Plan.

<F6>  Includes, 44,000 shares owned by Mr. Gilbert's spouse.

<F7>  Includes the shares referenced in notes (4) through (7) above, plus
40,500 shares issuable pursuant to currently exercisable options.


                          COMPENSATION OF OFFICERS

      The following table sets forth the compensation paid to the Corporation's Chief Executive Officer and to its highest paid executive officers during the fiscal years ended September 30, 1998, 1997 and 1996.

                         SUMMARY COMPENSATION TABLE


                         Annual Compensation
-----------------------------------------------------------------------
                                                                            Long Term
                                                                           Compensation
                                                                              Awards
                                                                           ------------

            (a)                 (b)       (c)      (d)         (e)            (f)
            ---                 ---       ---      ---         ---            ---
                                                                           Securities
                                                           Other Annual    Underlying
Name and Principal Position    Year     Salary    Bonus    Compensation    Options(3)
---------------------------    ----     ------    -----    ------------    ----------

Carl Franzblau                 1998    $140,000     0       $7,324 (1)       10,000
  Chief Executive Officer      1997    $137,187     0       $7,961           10,000
                               1996    $128,750     0       $5,073                0

Ira Marks                      1998    $136,908     0       $4,107 (4)       20,000
  Vice President, Marketing    1997    $136,908     0       $4,107           10,000
  and Sales, RAICHEM

Ricardo de Oliveira            1998    $120,000     0              (2)       10,000
  Senior Vice President        1997    $118,840     0       $  610                0
                               1996    $118,840     0       $5,073                0

William Franzblau              1998    $110,000     0       $3,300 (4)       10,000
  Chief Financial Officer      1997    $105,000     0       $3,150           20,500

Scott Weiss                    1998    $110,000     0       $3,300 (4)       20,000
  Vice President, Marketing    1997    $105,000     0       $3,150           21,500
  and Sales

<F1>  The Corporation had provided Dr. Franzblau with the use of a leased car during the fiscal years ended September 30, 1998, 1997 and 1996, and has recorded an annual expense for Dr. Franzblau's automobile of approximately
$7,324, $7,961and $5,073, respectively.

<F2>  The Corporation had provided Dr. de Oliveira with the use of a leased car during the fiscal years ended September 30, 1997, and 1996, respectively, and has recorded an annual expense for Dr. de Oliveira's automobile of approximately $610 for the beginning of 1997 and $3,496 for 1996.

<F3>  In fiscal year 1998, the Corporation granted 10,000 stock options under the Corporation's 1992 Stock Option Plan to Dr. Franzblau and Dr. de
Oliveira, and 10,000 stock options under the Corporation's 1992 Stock Option
Plan to Dr. Franzblau in the fiscal year ended September 30, 1997. No options have been granted to Dr. de Oliveira in the fiscal year ended
September 30, 1997.  No options have been granted to Dr. Franzblau or Dr. de
Oliveira in the fiscal year ended September 30, 1996.  In the fiscal year
1998, the Corporation granted 10,000  stock options under the Corporation's
1992 Stock Option Plan to William Franzblau, and 20,000 stock options under the Corporation's 1992 Stock Option Plan to Scott Weiss and Ira Marks.

<F4>  William Franzblau, Scott Weiss, and Ira Marks participated in the
Company's 401k plan and received Company match of 3%.


      The following table sets forth the value of outstanding options held as of September 30, 1998.

           Aggregated Option Exercises in and FY-End Option Values


       (a)                 (b)                  (c)                   (d)                         (e)
       ---                 ---                  ---                   ---                         ---
                                                              Number of Securities             Value of
                                                             Underlying Unexercised           Unexercised
                                                                  Options/SARs               In-the-Money
                                                                  at FY-End(#)         Options/SARs at FY-End(#)
                     Shares Acquired                              Exercisable/               Exercisable/
       Name           on Exercise(#)     Value Realized($)       Unexercisable             Unexercisable(1)
       ----          ---------------     -----------------   ----------------------    -------------------------

Carl Franzblau              0                    0                   10,000                        0
                            0                    0                   10,000                        0

Ricardo de Oliveira         0                    0                   10,000                        0

William Franzblau           0                    0                      500                        0
                            0                    0                   10,000                        0
                            0                    0                   10,000                        0
                            0                    0                   10,000                        0

Scott Weiss                 0                    0                      500                        0
                            0                    0                    1,000                        0
                            0                    0                   10,000                        0
                            0                    0                   10,000                        0
                            0                    0                   20,000                        0

Ira Marks                   0                    0                   10,000                        0
                            0                    0                   20,000                        0

<F1>  Options listed carry an exercise price of $2.19 and $1.20 per share, respectively for Carl Franzblau, $2.19 per share for Ricardo de Oliveira, $2.00, $1.75, $2.19and $1.20 per share, respectively for William Franzblau,
$2.00.$1.75, $1.75, $2.19, and $1.20 per share, respectively for Scott
Weiss, and $2.19 and $1.20 per share for Ira Marks. The fair market value of the Corporation's Common Stock underlying the options, as of September 30, 1998 was $1.06 per share (NASDAQ closing price on September 30, 1998).


Compensation of Directors

      In 1998, the Corporation awarded its non-management Directors $6,000.00 each as compensation for their services. Drs. Franzblau and de Oliveira receive no compensation for their services as Directors.

Compensation Committee Interlocks and Insider Participation

      On March 16, 1993, the Board of Directors established a Compensation Committee. Members of the Compensation Committee are Dr. Franzblau, Mr.Gilbert, and Dr. Cohen. During the fiscal year ended September 30, 1998, no executive officer served as a member of the compensation committee of the board of directors of another entity.

                                 ITEM NO. 2

             ACCOUNTING MATTERS AND RATIFICATION OF ACCOUNTANTS

      The persons named in the enclosed Proxy will vote to ratify the selection of BDO Seidman, LLP as independent accountants for the fiscal year ending September 30, 1999 unless otherwise directed by the stockholders. The Corporation's independent accountants for the fiscal year ended September 30, 1998 were BDO Seidman, LLP. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting of Stockholders and will have the opportunity to make a statement and answer questions from stockholders.

                              VOTING AT MEETING

      The Board of Directors has fixed January 15, 1999, as the record date for the determination of stockholders entitled to vote at this meeting. At the close of business on that date, there were outstanding and entitled to vote 7,851,890 shares of Common Stock.

                           SOLICITATION OF PROXIES

      The cost of solicitation of Proxies will be borne by the Corporation. In addition to the solicitation of Proxies by mail, officers and employees of the Corporation may solicit in person or by telephone. The Corporation may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending Proxies and Proxy material to beneficial owners.

                             REVOCATION OF PROXY

      Subject to the terms and conditions set forth herein, all Proxies received by the Corporation will be effective, notwithstanding any transfer of the shares of Common Stock to which such Proxies relate, unless prior to the Annual Meeting the Corporation receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The Notice of Revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

                            STOCKHOLDER PROPOSALS

      In order to be included in Proxy material for the 2000 Annual Meeting, tentatively scheduled to be held on Tuesday, March 4, 2000, stockholders' proposed resolutions must have been received by the Corporation on or before November 25, 1999. It is suggested that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Corporation.

                        ANNUAL REPORT ON FORM 10-KSB

      The Corporation will provide to any stockholder, without charge, upon the written request of such stockholder, a copy of the Corporation's Annual Report on Form 10-KSB, including the financial statements for the Corporation's most recent fiscal year ended September 30, 1998. Requests for such report should be addressed to Shareholder Relations, Hemagen
Diagnostics, Inc., 40 Bear Hill Road, Waltham, Massachusetts 02451.

                                MISCELLANEOUS

      The Management does not know of any other matters which may come before this meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying Proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                                       By Order of the Board of Directors



                                       Carl Franzblau
                                       Secretary

Waltham, Massachusetts
January 21, 1999


                          HEMAGEN DIAGNOSTICS, INC.
                          Proxy for Annual Meeting
                        to be held on March 16, 1999

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      THE UNDERSIGNED hereby appoints Carl Franzblau, Ph.D. as Proxy with full power of substitution to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of HEMAGEN DIAGNOSTICS, INC., to be held at the DoubleTree Guest Suites, 550 Winter Street, Waltham, Massachusetts 02451, on Tuesday, March 16, 1999 at 10:00 a.m., and at any adjournment or adjournments thereof, upon and with respect to all shares of the Common Stock of the Corporation to which the undersigned would be entitled to vote and act if personally present. The undersigned hereby directs Carl Franzblau, Ph.D. to vote in accordance with his judgment on any matters that may properly come before the meeting, all as indicated in the notice of the meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned:

      If no direction is made, this Proxy will be voted FOR election of Directors and FOR Proposal 2.

(1) Proposal to elect two (2) members of the Board of Directors of the Corporation.

      INSTRUCTION: To withhold authority for any individual nominee STRIKE such nominee's name from the list below.

      [ ]  FOR ALL nominees listed below    [ ]  WITHHOLD AUTHORITY to vote
           (except as for all marked             for all nominees listed
           to the contrary below).               below.

                          Mr. Fruitt and Mr. Smith

(2) Proposal to ratify and approve the selection of BDO Seidman, LLP as the independent accountants of the Corporation for the fiscal year
      ending September 30, 1999.   [ ]  FOR    [ ]  AGAINST    [ ]  ABSTAIN

             MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.

(3) In his discretion to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR AND IN FAVOR OF THE ITEMS SET FORTH ABOVE UNLESS A CONTRARY SPECIFICATION IS MADE.

      PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

      PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.

                                       Dated:_________________________, 1999

                                       _____________________________________
                                       Signature

                                       _____________________________________
                                       Signature if held jointly

                                       _____________________________________
                                       Printed Name

                                       _____________________________________
                                       Address

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the person named on the stock certificate has died, please submit evidence of your authority. If a corporation, please sign in full corporate name by an authorized officer and indicate the signer's office. If a partnership, sign in the partnership name by authorized person.